                                                                   EXHIBIT *10.5

                                   REGENCY BANCORP


                                 AMENDED AND RESTATED


                                1990 STOCK OPTION PLAN

                                  TABLE OF CONTENTS

                                                                            PAGE

 1. PURPOSE.................................................................  1

 2. ADMINISTRATION..........................................................  1

 3. ELIGIBILITY.............................................................  3

 4. THE SHARES..............................................................  3

 5. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS...................................  3
         (a)  NONSTATUTORY OPTIONS..........................................  4
         (b)  OPTION PRICE..................................................  4
         (c)  DURATION AND VESTING OF OPTIONS...............................  4
         (d)  TERMINATION OF TENURE ON THE BOARD............................  4
         (e)  NO DISCRETION.................................................  5

 6. GRANT, TERMS AND CONDITIONS OF EMPLOYEE OPTIONS.........................  5
         (a)  OPTION PRICE..................................................  6
         (b)  DURATION AND EXERCISE OF OPTIONS..............................  6
         (c)  TERMINATION OF EMPLOYMENT.....................................  7

 7. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS..........................  8
         (a)  EXERCISE OF OPTION............................................  8
         (b)  TRANSFERABILITY OF OPTION AND SHARES..........................  9
         (c)  OTHER TERMS AND CONDITIONS....................................  9
         (d)  USE OF PROCEEDS FROM STOCK....................................  9
         (e)  RIGHTS AS A SHAREHOLDER.......................................  9
         (f)  WITHHOLDING................................................... 10

 8. ADJUSTMENT OF AND CHANGES IN THE SHARES................................. 10

 9. LISTING OR QUALIFICATION OF SHARES...................................... 12

10. BINDING EFFECT OF CONDITIONS............................................ 12

11. AMENDMENT AND TERMINATION OF THE PLAN................................... 13

12. EFFECTIVENESS OF THE PLAN............................................... 13

13. PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW
    COMPLIANCE; NOTICE OF SALE.............................................. 13

14. INFORMATION TO OPTIONEES................................................ 14

                                  TABLE OF CONTENTS
                                     (continued)

                                                                            PAGE


15. INDEMNIFICATION......................................................... 14

                                                            Amended and Restated
                                                             as of April 1, 1996

                                   REGENCY BANCORP
                                 AMENDED AND RESTATED
                                1990 STOCK OPTION PLAN

    1.   PURPOSE.

    The purpose of this Stock Option Plan (hereinafter the "Plan") is to provide a means whereby directors and certain employees of Regency Bancorp (hereinafter the "Company") and its "affiliates" (as such term is defined below) may be given an opportunity to purchase shares of the Common Stock (hereinafter the "Common Stock") of the Company. The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of directors and employees, by enabling the Company to secure and retain the services of highly qualified persons and by providing directors and employees with an additional incentive to make every effort to enhance the success of the Company.

    The word "affiliate", as used in this Plan, means any bank or corporation in an unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

    2.   ADMINISTRATION.

    The following provisions shall govern the administration of the Plan:

         (a) Subject to paragraphs (b) and (c) below, the Plan shall be administered by the Board of Directors or a committee of the Board of Directors appointed for this purpose by the Board of Directors. The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors, in its discretion, shall designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

         (b) Discretionary grants of options to officers of the Company, including those who are also directors of the Company, shall be made by and all discretion with respect to the material terms of such options shall be exercised by (i) the Board of Directors when all members of the Board are Disinterested Persons, or (ii) a duly appointed committee of the Board composed solely of Disinterested Persons having full authority to act in the matter. The term "Disinterested Person" as used in the Plan shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3"). The committee required by this paragraph shall consist of not less than the minimum number of Disinterested Persons from time to time required by Rule 16b-3.

         (c) The full Board of Directors shall administer the Plan with respect to the automatic grant of options to Outside Directors pursuant to
Section 5 of the Plan.

         (d) The Board and any such committee(s) referred to in Section 2(a) or 2(b) is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.

         (e) The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee.
Subject to the express terms and conditions of the Plan and except with respect to the automatic grant of options to Outside Directors pursuant to Section 5, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the power to: (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan and which persons are considered to be "employees" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore eligible to receive incentive stock options under the Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Code, or "nonstatutory stock options"; (iv) specify the number of shares to be covered by each option; (v) in the event a particular option is to be an incentive stock option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee; (vii) cancel outstanding options and issue replacement options therefor with the consent of the affected optionee, and (viii) make all other determinations deemed necessary or advisable for administering the Plan. The determination on the foregoing matters by the Committee shall be conclusive.

    3.   ELIGIBILITY.

    The persons who shall be eligible to receive the discretionary grant of options under this Plan shall be those officers and key, full-time salaried employees of the Company and its affiliates (including those who may also be directors of the Company). Directors of the Company who are not also employees of the Company ("Outside Directors") are not eligible for the discretionary grant of options under this Plan. Outside Directors are eligible only for the nondiscretionary grant of options pursuant to Section 5 of this Plan.

    4.   THE SHARES.

    The shares of stock subject to options authorized to be granted under the Plan shall consist of five hundred forty-five thousand four hundred forty-eight (545,448) shares of the no par value Common Stock of the Company (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such shares of stock or to which such shares shall be adjusted as provided in Section 8. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purpose or out of shares of Common Stock subject to an option which, for any reason, expires or becomes unexercisable as to the Shares. Shares of the Company's Common Stock which are (i) delivered by an optionee, or
(ii) withheld by the Company from the shares otherwise due upon exercise of an option, in payment of the exercise price of an option and/or in satisfaction of applicable withholding taxes shall again become available for the grant of options under the Plan only to those eligible participants who are not subject to Section 16 of the Exchange Act.

    5.   AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

    Each person who is an Outside Director on April 1, 1996, and who continues to be an Outside Director as of the date a permit qualifying the grant of options to such Outside Directors is issued by the California Commissioner of Corporations (the "Permit Date") shall be granted, as of the Permit Date, options to purchase 10,000 shares. Each person who is first elected or appointed as an Outside Director after April 1, 1996, shall be granted options to purchase 10,000 Shares as of the Permit Date or as of the date such person is first appointed or elected as an Outside Director, whichever shall last occur. All options granted pursuant to this section shall be subject to approval of this section by the shareholders of the Company, and shall not be exercisable prior to the date such approval is obtained. Subject to the preceding sentence, twenty percent (20%) of each option granted pursuant to this section shall become vested and exercisable after the first anniversary date of the grant, with an additional twenty percent (20%) becoming exercisable on each successive
anniversary date until fully vested.   Notwithstanding the foregoing, if there
are insufficient Shares available under the Plan for each Outside Director who is eligible to receive an option, the number of options that an eligible Outside Director shall receive, if any, shall be determined on a pro rata basis (as rounded down to avoid fractional Shares). All options granted to

Outside Directors shall be subject to the following terms and conditions:

         (a) NONSTATUTORY OPTIONS. All stock options granted to Outside Directors pursuant to the Plan shall be nonstatutory stock options.

         (b) OPTION PRICE. The purchase price under each option granted to an Outside Director shall be one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an Outside Director who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted.

         (c) DURATION AND VESTING OF OPTIONS. Each option granted to an Outside Director shall be for a ten-year term and shall be vested for exercise in the manner specified above.

         (d) TERMINATION OF TENURE ON THE BOARD. Upon the termination of an optionee's status as a member of the Board, his or her rights to exercise any options then held shall be only as follows:

         DEATH OR DISABILITY: If an optionee's tenure on the Board is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death. To the extent the option is not exercised within such period the option will terminate.

         CAUSE: If an optionee's tenure on the Board is terminated for "cause" (as such term is defined below), the optionee shall have the right for a period of thirty (30) days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate.

         OTHER REASONS: If an optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability" or "CAUSE," the optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of such termination; provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate.

         (e) NO DISCRETION. The automatic grants to Outside Directors pursuant to this Section 5 shall not be subject to the discretion of any person.


    6.   GRANT, TERMS AND CONDITIONS OF EMPLOYEE OPTIONS.

    Options may be granted at any time prior to the termination of the Plan to officers and other key, full-time salaried employees of the Company and its affiliates who, in the judgment of the Committee, contribute to the successful conduct of the operation of the Company or its affiliates through their judgment, interest, ability and special efforts; provided, however, that: (i) the aggregate initial fair market value of the stock (determined as of the date the option is granted) that may be acquired by any one officer or employee pursuant to all incentive stock options granted under the Plan that are exercisable for the first time during any one calendar year (under all stock option plans of the Company) shall not exceed $100,000; (ii) except in the case of termination by death or disability, as set forth in Section 6(c) below, the granted option must be exercised by the optionee no later than three (3) months after any termination of employment with the Company and said employment must have been continuous since the granting of the option; and (iii) the total number of shares subject to options granted to any one optionee, at any one time, shall not exceed ten percent (10%) of the then issued and outstanding shares of Common Stock of the Company. In addition, options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) OPTION PRICE. The purchase price under each option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. If, however, an optionee owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the option price of any incentive stock option granted to such optionee shall be not less than 110 percent (110%) of such fair market value at the time such option is granted.

         (b) DURATION AND EXERCISE OF OPTIONS. Each option, other than an option granted pursuant to Paragraph 5(a), shall vest in such manner and at such time up to but not exceeding ten (10) years from the date the option is granted as the Committee shall determine in its sole discretion; provided, however, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years; provided further, that the Committee may accelerate the time of exercise of any option; and provided further that no option shall vest for exercise at a rate of less than twenty percent per year during the five year period following the date of grant of an option. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

    With respect to incentive stock options granted to a participant under the Plan in any calendar year, the Company may grant a participant incentive stock options to purchase Shares having more than $100,000 in initial aggregate fair market value (determined at the times the options are granted), subject to the $100,000 limitation set forth in this Section 6 applicable to each year in which such options first become exercisable. The optionee may exercise, during a calendar year an incentive stock option only to the extent that the aggregate initial fair market value of the Shares that may be acquired pursuant to the option (or portion thereof) and all other incentive stock options that are first exercisable during the calendar year does not exceed $100,000 (taking into account all incentive stock options granted under any stock option plan of the Company or any of its affiliates, or any predecessor of any such corporation). If permitted under regulations promulgated by the Treasury Department or by a ruling of the Internal Revenue Service, the optionee may choose, among the options granted under the Plan that are first exercisable by the optionee in a calendar year, those options the optionee wishes to exercise subject to the $100,000 limitation. If such choice is not permitted (as determined by the Board of Directors or the Committee, in its sole discretion), the optionee may exercise an incentive stock option in a calendar year, either in whole or in part, only if the aggregate initial fair market value of the shares that the optionee may acquire under incentive stock options prior to the first mentioned option and which become first exercisable in such year (without regard to the $100,000 limitation) does not exceed $100,000. If an optionee does not exercise an incentive stock option (or portion thereof) that is first exercisable in a calendar year under the $100,000 limitation, the optionee may exercise that option (or portion thereof) in subsequent years without regard to the $100,000 limitation.

         (c) TERMINATION OF EMPLOYMENT. Upon the termination of an optionee's status as an employee of the Company or its affiliates, his or her rights to exercise an option then held shall be only as follows:

         DEATH OR DISABILITY: If an optionee's employment is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of the optionee's death) shall have the right for a period of twelve (12) months following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate.

    An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

         CAUSE: If an optionee's employment is terminated because such optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company (which term includes the Company's affiliates for purposes of this paragraph), or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets of confidential information of the Company, induces any client or customer of the

Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by the Federal Deposit Insurance Corporation or any other bank regulatory agency, the optionee shall have the right for a period of thirty (30) days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. In making such determination, the Committee shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board of Directors and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment is terminated and not at the time of optionee's receipt thereof.

         OTHER REASONS: If an optionee's employment is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause", the optionee may, within three (3) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment, provided the date of exercise is in no event after the expiration of the term of the option; and provided further that any option which is exercised more than three (3) months following such termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

    7.   TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

         The following terms and conditions shall apply to all options granted pursuant to the Plan:

         (a) EXERCISE OF OPTION. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by the delivery and surrender of shares of the Company's Common Stock which (i) have been owned by the optionee for at least six (6) months or such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price. An optionee, other than an optionee holding an option granted pursuant to Section 5, may also elect to satisfy the exercise price by requesting that the Company withhold a sufficient number of shares from the shares otherwise due upon exercise which have an aggregate fair market value on the date of exercise equal to the exercise price. Such an election is subject to approval or disapproval by the Committee, and if the optionee is subject to Section 16 of the Exchange Act, the timing of the election and exercise of the option must satisfy the requirements of Rule 16b-3. In addition, the Committee may permit an option to be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

    The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice unless an earlier or later date shall be mutually agreed upon, without transfer or issue tax to the optionee (or other person entitled to exercise the option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If an option covers incentive and nonstatutory stock options, separate stock certificates will be issued; one or more for incentive stock options and one or more for the nonstatutory stock options.

         (b) TRANSFERABILITY OF OPTION AND SHARES. No option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

         (c) OTHER TERMS AND CONDITIONS. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as an officer of the Company or its affiliates, nor limit in any way the right of the Company or its affiliates to terminate an optionee's employment or status as an officer at any time.

         (d) USE OF PROCEEDS FROM STOCK. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

         (e) RIGHTS AS A SHAREHOLDER. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 8 hereof.

         (f) WITHHOLDING. The Company shall have the right upon the exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition the issuance of Shares upon exercise of any option upon the payment by the optionee of any sums required to be withheld under applicable laws or regulations. An optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of shares of the Company's Common Stock (which have been held by the optionee for such period as the Committee may require) to the Company. The value of shares withheld or delivered shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Committee. Such an election is subject to approval or disapproval by the Committee, and if the optionee is subject to Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3. The Company has no duty to advise any optionee of the existence of any tax or any amounts which may be withheld.

    8.   ADJUSTMENT OF AND CHANGES IN THE SHARES.

    In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend, the Committee shall substitute for or add to each share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

    In the event of sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Committee may, in its discretion, provide for the assumption by the surviving or resulting corporation of every option outstanding hereunder on its terms and conditions, both as to the number of shares and otherwise; provided, however, that, if the Committee does not provide for such assumption, the Committee shall have the power to cause the termination of every option outstanding hereunder, except that the surviving or resulting corporation may, in its discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; and, provided, further, that the provisions contained in the following Sections 8(a) and (b) shall apply to all options granted prior to (but not after) March 1, 1995 (the date on which the merger of Regency Merger Corporation with and into Regency

Bank (the "Bank") was consummated), after which time the Bank became a wholly-owned subsidiary of the Company and options theretofore and thereafter granted under this Plan became options to purchase shares of Common Stock of the
Company:

         (a) Each optionee shall have the right immediately prior to such sale, dissolution, liquidation, or merger or consolidation in which the Company is not the surviving or resulting corporation to notification thereof as soon as practicable and, thereafter, to exercise the optionee's option to purchase Shares subject thereto to the extent of any unexercised portion of the option, regardless of the vesting provisions of Section 6(b) hereof. This right of exercise shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation and the consummation of the transactions contemplated thereby.

         (b) In the event of the purchase by any person or entity of, or an offer by any person or entity to all shareholders of the Company to purchase, 25% or more of the shares of Common Stock of the Company (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 8 hereof), or which purchase or offer would result in such person or entity acquiring more than 50% of the Company's outstanding shares following such purchase, any optionee under this Plan shall have the right upon such purchase or the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

    No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 8. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

    Except as expressly provided in this Section 8, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

    The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    9.   LISTING OR QUALIFICATION OF SHARES.

    All options granted under the Plan are subject to the requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, or if, in the opinion of counsel to the Company, compliance with any state or federal securities laws is necessary or desirable as a condition of or in connection with the issuance of Shares under the option, the optionee's right to exercise any and all options shall be suspended and the option may not be exercised in whole or in part unless such listing, qualification, consent, approval, or compliance shall have been effected or obtained free of any condition not acceptable to the Committee.

    10.  BINDING EFFECT OF CONDITIONS.

    The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to use the optionee's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in the Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

    11.  AMENDMENT AND TERMINATION OF THE PLAN.

    The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Company and, if applicable, the approval of the Superintendent of Banks of the State of California, amend the Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act (if Section 16 is applicable to the officers and directors of the Company), Section 422 of the Code, any successor rules, or other regulatory authority; and provided further that the provisions of Section 5 shall not be amended more than once every six (6) months, other than to comport with changes in the Code, or the rules thereunder. Except as provided in Section 8, no termination, modification or amendment of the Plan may, without the consent of the optionee to whom such option was previously granted under the Plan, adversely affect the rights of such optionee. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate on March 22, 2000.

    12.  EFFECTIVENESS OF THE PLAN.

    The amendments to the Plan contained herein shall become effective only upon approval by the Board of Directors and, if necessary, by the shareholders of the Company in accordance with applicable law.

    13.  PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF
         SALE.

    No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of any regulatory agencies having jurisdiction, securities laws, and of any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option not more than five (5) days after such sale or other disposition.

    14.  INFORMATION TO OPTIONEES.

    The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, annual financial statements, and copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information (other than annual financial statements) to key employees whose duties in connection with the Company assure their access to equivalent information.

    15.  INDEMNIFICATION.

    To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or the Committee shall be liable for any action or omission of any other member of the Board of Directors or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.